Exhibit 10.6

AMENDMENT NO. 7 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 7 TO RECEIVABLES PURCHASE AGREEMENT, dated as of October 18, 2007 (this “Amendment”), is by and among Ralcorp Holdings, Inc., a Missouri corporation, as Master Servicer (the “Master Servicer”), Ralcorp Receivables Corporation, a Nevada corporation (together with the Master Servicer, the “Seller Parties”), Falcon Asset Securitization Company LLC, a Delaware limited liability company formerly known as Falcon Asset Securitization Corporation (“Conduit”) and JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA (Main Office Chicago), individually and as agent (in such capacity, the “Agent”), and pertains to the Receivables Purchase Agreement dated as of September 25, 2001 by and among the parties hereto, as heretofore amended (the “Existing Agreement”).  Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Existing Agreement.

PRELIMINARY STATEMENT

The parties wish to amend the Existing Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendment.  The definition of “Liquidity Termination Date” in the Existing Agreement is hereby amended and restated in its entirety to read as follows:

 “Liquidity Termination Date” means December 14, 2007.

2.           Representations.  In order to induce the Agent and the Purchasers to agree to this Amendment, each Seller Party hereby makes as of the date hereof each of the representations and warranties contained in Section 5.1 of the Existing Agreement.

3.           Condition Precedent.   This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts hereof duly executed by each of the parties hereto.

4.           Miscellaneous.

4.1.        CHOICE OF LAW.

  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

4.2.        Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns (including any trustee in bankruptcy and the Agent).

4.3.        Counterparts; Severability.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date hereof.

RALCORP HOLDINGS, INC., AS MASTER SERVICER

By:
Name:
Title:

RALCORP RECEIVABLES CORPORATION

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., INDIVIDUALLY AND AS AGENT

By
Title:

FALCON ASSET SECURITIZATION COMPANY LLC

BY: JPMORGAN CHASE BANK, N.A., ITS ATTORNEY-IN-FACT

By
Title: